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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 2, 2002


                               NETWORK PLUS CORP.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-26313                                     04-3430576
-------------------------------             ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


  41 Pacella Park Drive, Randolph, MA                        02368
----------------------------------------     -----------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (781) 473-2000
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)


                        --------------------------------

                                       n/a
                        --------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Network Plus Corp. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated January 2, 2002, announcing that the Registrant has (i) entered into a limited waiver of certain terms of its senior credit facility and (ii) engaged UBS Warburg LLC to examine financing and restructuring alternatives. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)    Financial Statements of Businesses Acquired

           Not Applicable.

    (b)    Pro Forma Financial Information

           Not Applicable.

    (c)    Exhibits

           99.1     Press Release, dated January 2, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NETWORK PLUS CORP.


Date:    January 2, 2002             By:  /s/ James J. Crowley
                                          ----------------------------------
                                          James J. Crowley
                                          Executive Vice President and
                                          Chief Operating Officer





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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated January 2, 2002.




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